UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

September 5, 2014

Information Statement Pursuant to Section 14(c)

Of the Securities Exchange Act of 1934

☒   Filed by the registrant

       Filed by a party other than the registrant

Check the appropriate box:

☒ Preliminary Information Statement

     Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

     Definitive Information Statement

Twentyfour/seven Ventures, Inc.

(Name of Registrant as Specified In Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒  No fee required

      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

_______________________________________

2) Aggregate number of securities to which transaction applies:

_______________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

_______________________________________

4) Proposed maximum aggregate value of transaction:

_______________________________________

5)  Total fee paid:

☐  Fee paid previously with preliminary materials.

       Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.

3) Filing Party:

4) Date Filed:

Twentyfour/seven Ventures, Inc.

132 W. 11th Avenue

Denver, CO 80204

Dear Twentyfour/seven Ventures, Inc. Stockholders:

NOTICE IS HEREBY GIVEN THAT on September __, 2014, the Board of Directors of Twentyfour/seven Ventures, Inc., a Colorado corporation (hereinafter, the "Company") adopted the following resolutions:

1)

To amend our Articles of Incorporation to increase the authorized common shares from 100,000,000 common shares, par value $0.001 to 9,000,000,000 common shares, par value $0.001;

2)

To amend our Articles of Incorporation to authorize 1,000,000,000 Class B common shares, par value $0.001; and

3)

To amend our Articles of Incorporation to change the Company’s name from “Twentyfour/seven Ventures, Inc.” to a name to be determined by the Board of Directors and when such determination is made, to be disclosed by current report on Form 8-K.

The Company obtained the written consent of stockholders representing 80% of the voting power of the Company’s outstanding common shares, as of September __, 2014, approving an amendment to the Company’s Articles of Incorporation, as described above, and to affect the above-mentioned corporate actions.  Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions will not be effective and the required state filing effectuating the corporate actions will not be filed with the Secretary of State for the State of Colorado, until twenty (20) days after the date a Definitive Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of the Company’s stockholders.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR INFORMATIONAL PURPOSES ONLY.

No action is required by you.  The accompanying Information Statement is furnished only to inform our stockholders of the action described above before they take place in accordance with the requirements of United States federal securities laws.  This Information Statement is being mailed on or about September ___, 2014 to all of the Company’s stockholders of record as of the close of business on September ___, 2014.

By Order of the Board of Directors.

/s/Robert M. Copley, Jr.

Name:  Robert M. Copley, Jr.

Title:    Chief Executive Officer

INFORMATION STATEMENT

PURSUANT TO SECTION 14 OF THE

SECURITIES AND EXCHANGE ACT OF 1934 AND

REGULATION 14C AND SCHEDULE 14C THEREUNDER

September 5, 2014

Twentyfour/seven Ventures, Inc.

132 W. 11th Avenue

Denver, CO 80204

This Information Statement is circulated to advise the stockholders of action taken without a meeting upon the written consent of holders of a majority of the outstanding votes of the Company.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement has been filed with the Securities and Exchange Commission (the "Commission") and is being furnished by the Board of Directors of Twentyfour/seven Ventures, Inc., a Colorado corporation, to the holders of record at the close of business on September ___, 2014 of the Company’s outstanding common shares, par value $0.001, pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and pursuant to Section 7-107-104 of the Colorado Business Corporation Act (the “CBCA”).

The cost of furnishing this Information Statement will be borne by the Company.  We will mail this Information Statement to registered stockholders and certain beneficial stockholders where requested by brokerage houses, nominees, custodians, fiduciaries and other like parties.

This Information Statement informs stockholders of the actions taken and approved on September __, 2014.  The Company’s stockholders have already approved the corporate action contemplated herein by written consent and the Company's Board of Directors adopted resolutions approving an amendment to our Articles of Incorporation increasing the authorized stock from 100,000,000 common shares, par value $0.001 to 9,000,000,000 common shares, par value $0.001 and authorizing 1,000,000,000 Class B common shares, par value $0.001.  In addition, the Company’s Board of Directors adopted a resolution approving the change of the name of the Company from Twentyfour/seven Ventures, Inc. to a name to be determined by the Board of Directors and when such determination is made, to be disclosed by current report on Form 8-K.

Accordingly, all necessary corporate approvals to amend our Articles of Incorporation and to effectuate the above corporate actions have been obtained.  The Company is not seeking approval from its remaining stockholders.  This Information Statement is furnished solely for the purpose of informing our stockholders, in the manner required under the Exchange Act of these corporate actions.  Pursuant Section 14(c) of the Exchange Act and Rule 14c-2 promulgated thereunder, the corporate actions will not be effective and an Amendment to our Articles of Incorporation effectuating the corporate actions will not be filed with the Secretary of State for the State of Colorado, until twenty (20) days after the date this Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of our stockholders.  The corporate action taken is expected to become effective on or after September __, 2014.  Therefore, this Information Statement is being sent to you for informational purposes only.

Section 7-107-104 of the CBCA permits any action that can be taken at an annual or special meeting of shareholders to be taken without a meeting if either (i) all of the shareholders entitled to vote thereon consent to such action in writing or, (ii) if expressly provided for in the governing documents, the shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shareholders entitled to vote thereon were present and voted content to such action in writing.  Our governing documents expressly provide for shareholder action without the formality of a meeting.  The approval of the corporate actions requires the affirmative vote or written consent of the majority of the issued and outstanding common shares.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Company’s stockholders as of the record date are being furnished copies of this Information Statement.  This Information Statement is first being mailed or furnished to our stockholders on or about September ___, 2014.

Pursuant to 14c-2 under the Exchange Act, the authorized common share increase, authorization of Class B common shares and the name change may not be effected until at least twenty (20) calendar days after the mailing of the accompanying Information Statement to the Company’s shareholders.  Notwithstanding the foregoing, we must notify the Financial Industry Regulatory Authority of the corporate actions by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated effective date of such actions.

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING COMMON SHARES OF TWENTYFOUR/SEVEN VENTURES, INC. IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED SEPTEMBER __, 2014

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that, on September __, 2014, the Company obtained the unanimous written consent of its Board of Directors and the written consent of stockholders holding 64,000,000 common shares representing 80% of the outstanding common shares, to approve the increase in the authorized common shares from 100,000,000, par value $0.001 to 9,000,000,000, par value $0.001, to authorize 1,000,000,000 Class B common shares, par value $0.001 and to approve the name change from Twentyfour/seven Ventures, Inc. to a name to be determined by the Board of Directors and when such determination is made to be disclosed by current report on Form 8-K.

OUTSTANDING SHARES AND VOTING RIGHTS

As of September ___, 2014 (the “Record Date”), the Company’s authorized capitalization consisted of 100,000,000 common shares, of which 80,000,000 common shares were issued and outstanding.

Each common share of the Company entitles its holder to one vote on each matter submitted to the Company’s stockholders.  However, because the majority stockholders have consented to the foregoing action by resolution dated September __, 2014, in lieu of a special meeting in accordance with Section 7-107-104 of the Colorado Revised Statutes, no other stockholder vote will be solicited in connection with this Information Statement.

AMENDMENT TO TWENTYFOUR/SEVEN VENTURES’

ARTICLES OF INCORPORATION

The Board of Directors and majority stockholders have approved an amendment to our Articles of Incorporation to effectuate the corporate actions outlined below.

We intend to file an Amendment to our Articles of Incorporation with the Secretary of State for the State of Colorado effectuating the corporate actions outlined below.  Pursuant to Rule 14c-2 under the Exchange Act, the action will not be effective, and the Amendment will not be filed, until twenty (20) days after the date a Definitive Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of our stockholders.  It is presently contemplated that such filing will be made on or about September ___, 2014.

Name Change Amendment.

On August 8, 2014, the Company entered into a non-binding letter of intent with respect to the principal terms and conditions pursuant to which the Company will purchase substantially all of the assets of a United States company.  This is consistent with the Board of Director’s strategic decision to expand and diversify the Company’s lines of business.   Upon the closing of the asset acquisition, the Company expects to expand into new lines of business.  Accordingly, the Board of Directors believes that a new name may be necessary and appropriate to reflect the strategic business direction of the Company more accurately.

Any name change will be effective if, or when, we file an Amendment to our Articles of Incorporation with the Secretary of State of the State of Colorado.  In the event that the asset purchase is not consummated after we have changed our name, we will change our name to a new name.

Increase the Authorized Common Shares

The purpose of the proposed increase in authorized share capital is to make available additional common shares for the acquisitions including that of substantially all of the target company's assets without the requirement of further action by the stockholders of the Company.  In addition, the Company will need additional authorized common shares in connection with equity financings, establishing additional employee or director equity compensation plans or arrangements or for other general corporate purposes.  Increasing the authorized number of common shares of the Company will provide the Company with greater flexibility to pursue strategic opportunities and allow the issuance of additional common shares in most cases without the expense or delay of seeking further approval from the stockholders.

The Company’s current Articles of Incorporation authorize the issuance of 100,000,000 common shares.  As of September 5, 2014, there were 80,000,000 common shares issued and outstanding.

The increase in authorized share capital will not have any immediate effect on the rights of existing holders of the Company’s common shares.  However, the Board of Directors will have the authority to issue authorized common shares without requiring future approval from the stockholders of such issuances, except as may be required by applicable law.  To the extent that additional authorized common shares are issued in the future, they will decrease the existing stockholders’ percentage equity ownership interests and, depending upon the price at which such common shares are issued, could be dilutive to the existing stockholders.  Any such issuance of additional common shares could have the effect of diluting the earnings per share and book value per share of outstanding securities of the Company.

One of the effects of the increase in authorized share capital, if adopted, however, may be to enable the Board of Directors to render it more difficult to or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise and thereby protect the continuity of present management.  The Board of Directors would, unless prohibited by applicable law, have additional common shares available to effect transactions (including private placements) in which the number of the Company’s outstanding shares would be increased and would thereby dilute the interest of any party attempting to gain control of the Company.  Such action, however, could discourage an acquisition of the Company that the stockholders of the Company might view as desirable.

Amendment to the Company’s Articles of Incorporation to authorize 1,000,000,000 Class B common shares.

The current Articles of Incorporation of the Company do not authorize the Company to issue Class B common shares.  A portion of the Class B common shares will be part of the purchase price of substantially all of the assets of the target company.  The Board of Directors and the holders of 80% of the issued and outstanding common shares have determined that having Class B common shares would also facilitate corporate financing and other plans of the Company, which are intended to foster its growth and flexibility.  After the effective date of the Amendment to the Articles of Incorporation, the Class B common shares could be issued by the Board of Directors without further shareholder approval.

The Class B common shares shall have the following rights and privileges:

Dividend rights

Fifty percent (50%) of the standard common share dividend

Voting rights

Ten (10) votes per Class B common share

Liquidation rights

Fifty percent (50%) of standard common share liquidation rights

Exchange privileges

Exchangeable for standard common shares on a one for one

basis with thirty (30) days prior notice to the Company

The Board of Directors believes that the complexity of modern business financing and possible future transactions require greater flexibility in the Company's capital structure than currently exists.  The Board of Directors is permitted to issue Class A common shares from time to time for any proper corporate purpose, including acquisitions of other businesses or properties and the raising of additional capital.  Class A common shares could be issued publicly or privately.

The authorization of 1,000,000,000 Class B common shares will not have any immediate effect on the rights of existing holders of the Company’s common shares.  However, the Board of Directors will have the authority to issue the Class B common shares without requiring future approval from the stockholders of such issuances, except as may be required by applicable law.  To the extent that the Class B common shares are issued in the future, they will decrease the existing stockholders’ percentage equity ownership interests and, depending upon the price at which such Class B common shares are issued, could be dilutive to the existing stockholders if exchanged for the standard common shares.  Any such issuance of Class B common shares could have the effect of diluting the earnings per share and book value per share of outstanding securities of the Company.

One of the effects of the authorized Class B common shares, however, may be to enable the Board of Directors to render it more difficult to or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management.  The Board of Directors would, unless prohibited by applicable law, have Class B common shares available to effect transactions (including private placements) in which, upon exchange, the number of the Company’s outstanding common shares would be increased and would thereby dilute the interest of any party attempting to gain control of the Company.  Such action, however, could discourage an acquisition of the Company that the stockholders of the Company might view as desirable.

EFFECTIVE DATE OF THE CORPORATE ACTIONS

Pursuant to Rule 14c-2 under the Exchange Act, the corporate actions will not be effective, until at least twenty (20) days after the date on which this Information Statement is filed with the Commission and a copy hereof has been mailed to each of our stockholders.  The Company anticipates that this Information Statement will be mailed to our stockholders as of the record date on or about September ___, 2014.  Therefore, the Company anticipates that the corporate action discussed above will be effective, and the Amendment to our Articles of Incorporation will be filed with the Secretary of State for the State of Colorado, on or about September ___, 2014.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Company’s common stock and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 5, 2014, the number and percentage of the Company’s outstanding common shares owned by (i) each person known to us to beneficially own more than 5% of its outstanding common stock, (ii) each director, (iii) each named executive officer and significant employee, and (iv) all officers and directors as a group.

Name and address

Securities Owned

% Owned

Robert Copley, Jr.

525 Everett St.

Lakewood, CO 80226

320,000

 0.4%

Danielle Abrahams (1)

12031 Blackwell Way

Parker, CO 80138

120,000

0.15%

Robert Copley, Sr.

PO Box 460

Byers, CO 80103

120,000

0.15%

Richard Harmon

115 Wright St.

Golden, CO 80401

120,000

0.15%

Steven Rickett

2285 S. Coors St.

Lakewood, CO 80228

120,000

0.15%

Dennis White

c/o Twentyfour/Seven Ventures, Inc.

132 W. 11th Street

Denver, CO 90204

          0

0.00%

Christopher Daniels

c/o Twentyfour/Seven Ventures, Inc.

132 W. 11th Street

Denver, CO 90204

          0

0.00%

All Officers and Directors

  as a Group (5 persons)

800,000

1%

Gabriele Family Trust (2)

PO Box 102922

Denver, CO 80250

28,000,000

35%

Abrahams Family Trust (3)

PO Box 102922

Denver, CO 80250

28,000,000

35%

FE Gen Con Inc. (4)

534 S. Field St.

Lakewood, CO 80226

8,000,000

10%

All 5% Owners as a Group

   (3 entities)

64,000,000

80%

(1)

Based on 80,000,000 issued and outstanding common shares as of September 5, 2014.

(2)

Scott Gabriele is the trustee and has sole voting and dispositive power over the shares held by the Gabriele Family Trust

(3)

Frank Ficarra is the trustee, has sole voting and dispositive power over the shares held by the Abrahams Family Trust, and the father of Danielle Abrahams, a director

(4)

Controlled by Edward Wisniewski, and a non-affiliate of the registrant.  Mr. Wisniewski has sole voting and dispositive power over the shares held by FE Gen Con Inc.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of September 5, 2014, there were 80,000,000 common shares issued and outstanding.  Each holder of common stock is entitled to one vote per share.

Stockholders holding in the aggregate 64,000,000 common shares of the Company and 80% of the voting power of our outstanding common shares have approved the corporate actions discussed herein by written consent dated September __, 2014.

VOTING PROCEDURES

Pursuant to the CBCA and our governing documents, the affirmative vote of the holders of a majority of our outstanding common stock is sufficient to amend our Articles of Incorporation, which vote was obtained by the written consent of the majority stockholders as described herein.  As a result, the amendment to our Articles of Incorporation has been approved and no further votes will be needed.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Amendment of our Articles of Incorporation relative to the proposed corporate actions.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

This Information Statement should be read in conjunction with certain reports that we previously filed with the Commission.  The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith, files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Commission.  Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street NW, Washington, D.C. 20549.  Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates.  The Commission maintains a website on the Internet (http://www.sec.gov) that contains the filings of issuers that file electronically with the Commission through the EDGAR system.  Copies of such filings may also be obtained by writing to Twentyfour/seven Ventures, Inc. at 132 W. 11th Avenue, Denver, CO 80204.

NO DISSENTERS’ RIGHTS

Pursuant to the CBCA, the corporate actions described in this Information Statement will not afford stockholders the opportunity to dissent from the action described herein and to receive an agreed or judicially appraised value for their common shares.

STOCKHOLDERS SHARING AN ADDRESS

Unless we have received contrary instructions from a stockholder, we are delivering only one Information Statement to multiple stockholders sharing an address.  We will, upon request, promptly deliver a separate copy of this Information Statement to a stockholder who shares an address with another stockholder.  A stockholder who wishes to receive a separate copy of the Information Statement may make such a request in writing to Twentyfour/seven Ventures, Inc. at 132 W. 11th Avenue, Denver, CO 80204 or can order a copy over the phone by calling our office at (720) 266-6996.

On behalf of the Board of Directors,

September 5, 2014

/s/ Robert M. Copley, Jr.

Robert M. Copley, Jr.

Chief Executive Officer

Director

EXHIBIT A

CERTIFICATE OF AMENDMENT

[to be inserted into Definitive Information Statement]